UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland		1180
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Garrett Motion Inc. (the “Company”) is filing its unaudited pro forma condensed consolidated financial information (the “Pro Forma Financial Information”) as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020, as set forth in Exhibit 99.1 to this report and presented in accordance with Article 11, as amended, of Regulation S-X. The purpose of this Current Report on Form 8-K is to, among other things, file the Pro Forma Financial Information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference hereafter into a future registration statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Pro Forma Financial Information is derived from the Company’s unaudited consolidated financial statements for the quarter ended March 31, 2021 and audited consolidated financial statements for the year ended December 31, 2020, and gives effect to the consummation of the Revised Amended Plan of Reorganization (the “Plan”), as confirmed by the United States Bankruptcy Court for the Southern District of New York on April 26, 2021, which became effective on April 30, 2021. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following Pro Forma Financial Information, giving effect to the Plan, is attached as Exhibit 99.1 hereto and incorporated herein by reference:

•	unaudited pro forma condensed consolidated balance sheet as of March 31, 2021;

•	unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2021; and

•	unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2020.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information for Garrett Motion Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2021	Garrett Motion Inc.
	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary